SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 10, 2003

Date of Report (Date of earliest event reported)

INERGY, L.P.

(exact name of Registrant as specified in its charter)

Delaware	0-32453	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Item 5.	Results of Operations and Financial Conditions

On December 10, 2003, the registrant (Inergy, L.P.) issued a press release announcing a two-for-one split of its outstanding partnership units. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 7.	Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description
99.1	Press Release dated December 10, 2003

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

	By:	INERGY GP, LLC Its Managing General Partner

Date: December 10, 2003	By:	/s/ R. Brooks Sherman, Jr. R. Brooks Sherman, Jr. Senior Vice President & Chief Financial Officer (Principal Financial and Accounting Officer)